Fleet Status Report

October 2022

FOCUSED | VALUE DRIVEN | RESPONSIBLE

VALARIS DS-12

VALARIS

Valaris Limited Fleet Status Report October 31, 2022

New Contracts and Extensions, Rig Sales and Other Updates Since Last Fleet Status Report
Floaters
•Three-well contract with Eni Mexico S. de R.L. de C.V. offshore Mexico for semisubmersible VALARIS DPS-5. The contract is expected to commence in December 2022 and has an estimated duration of 240 days. The operating day rate is $313,500, plus a mobilization fee of approximately $1.2 million.
•Option exercised by TotalEnergies EP Brasil offshore Brazil for drillship VALARIS DS-15. The option has an estimated duration of 100 days and will be in direct continuation of the existing firm term.

       Jackups
•Four-well contract extension with a duration in the region of 500 days with Shell in the UK North Sea for heavy duty harsh environment jackup VALARIS 122. The contract extension will be in direct continuation of the existing firm program and has a contract value of over $60 million.
•292-day contract extension with Saudi Aramco for standard duty modern jackup VALARIS 76. The 292-day extension is in direct continuation of the existing contract.
•204-day contract extension with Saudi Aramco for standard duty legacy jackup VALARIS 54. The 204-day extension is in direct continuation of the existing contract.
•142-day contract extension with Saudi Aramco for heavy duty modern jackup VALARIS 108. The 142-day extension is in direct continuation of the existing contract.
•Four-well option exercised by BP offshore Trinidad for heavy duty modern jackup VALARIS 118. The four-well option has an estimated duration of 200 days and will be in direct continuation of the existing firm program. The four-well option has a total contract value of approximately $24 million.
•90-day contract with an undisclosed operator in the North Sea for heavy duty harsh environment jackup VALARIS 123. The contract is expected to commence in November 2022.
•One-well contract with an undisclosed operator offshore Australia for heavy duty modern jackup VALARIS 107. The contract is expected to commence either late in the first quarter or early in the second quarter 2023 with an estimated duration of 60 days. The operating rate is $120,000 per day.
•One-well option exercised by DNO in the UK North Sea for heavy duty ultra-harsh environment jackup VALARIS 247. The one-well option has an estimated duration of 45 days and will be in direct continuation of the existing firm program.
•14-day option exercised by BP in the UK North Sea for heavy duty ultra-harsh environment jackup VALARIS Norway. The 14-day option will be in direct continuation of the existing firm program.

       Other
•In September 2022, the Australian Federal Court set aside an environmental plan covering the drilling and completion activities related to the Barossa Gas Project. As a result of the decision, the customer suspended drilling activities being performed by VALARIS MS-1, and the rig was moved to a standby location. During the contract suspension period, the duration of which is currently unknown, we do not expect a material impact on revenues and earnings. The customer’s hearing to appeal the court’s decision is scheduled to occur in November 2022.

New Disclosure: bolded text signifies items that have not been previously disclosed

Valaris Limited Fleet Status Report October 31, 2022

Contract Backlog(1) (2) ($ millions)	2022	2023	2024+	Total	Contracted Days(1) (2)	2022	2023	2024+
Drillships	$91.1	$509.2	$394.8	$995.1	Drillships	427	2,100	1,304
Semisubmersibles	33.0	235.8	110.7	379.5	Semisubmersibles	176	978	487
Floaters	$124.1	$745.0	$505.5	$1,374.6	Floaters	603	3,078	1,791

HD - Ultra-Harsh & Harsh	$43.6	$111.9	$29.6	$185.1	HD - Ultra-Harsh & Harsh	427	1,065	233
HD & SD - Modern	40.1	203.8	151.4	395.3	HD & SD - Modern	477	2,328	1,507
SD - Legacy	13.0	58.0	11.3	82.3	SD - Legacy	183	785	174
Jackups	$96.7	$373.7	$192.3	$662.7	Jackups	1,087	4,178	1,914

Other(3)	$23.4	$133.3	$66.6	$223.3	Other(3)	589	2,973	2,524

Total	$244.2	$1,252.0	$764.4	$2,260.6	Total	2,279	10,229	6,229

ARO Drilling(4)					Average Day Rates(1) (2)	2022	2023	2024+
Owned Rigs	$41.2	$246.6	$582.9	$870.7	Drillships	$213,000	$242,000	$303,000
Leased Rigs	46.3	202.9	224.1	473.3	Semisubmersibles	187,000	241,000	227,000
Total	$87.5	$449.5	$807.0	$1,344.0	Floaters	$206,000	$242,000	$282,000

Valaris 50% Share of ARO Owned Rigs	$20.6	$123.3	$291.4	$435.3	HD - Ultra-Harsh & Harsh	$102,000	$105,000	$127,000
Adjusted Total(5)	$264.8	$1,375.3	$1,055.8	$2,695.9	HD & SD - Modern	84,000	88,000	100,000
					SD - Legacy	71,000	74,000	65,000
					Jackups	$89,000	$89,000	$100,000

(1) Contract backlog, contracted days and average day rates as of October 31, 2022.
(2) Contract backlog and average day rates exclude certain types of non-recurring revenues such as lump sum mobilization payments. Contract backlog and contracted days include backlog and days when a rig is under suspension. Average day rates are adjusted to exclude suspension backlog and days.

(3) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts.
(4) ARO Drilling contract backlog as of October 31, 2022.
(5) Adjusted total is Valaris consolidated total plus Valaris 50% share of ARO owned rigs.
					HD = Heavy Duty; SD = Standard Duty

Valaris Limited Fleet Status Report October 31, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Drillships
VALARIS DS-18	GustoMSC P10000	2015	Chevron Chevron	U.S. GOM U.S. GOM	Aug 20 Aug 22	Jul 22 Jul 25
VALARIS DS-17	GustoMSC P10000	2014	Equinor	Brazil	Jun 23	Dec 24	Confidential	Rig being reactivated in Spain. Total contract value of $327 million, including an upfront payment of approx. $86 million for mobilization, capital upgrades and a contribution towards reactivation costs. Two options each with an estimated duration of 60 days
VALARIS DS-16	GustoMSC P10000	2014	Occidental	U.S. GOM	May 22	May 24		One 1-year option
VALARIS DS-15	GustoMSC P10000	2014	TotalEnergies TotalEnergies TotalEnergies	Brazil Brazil Brazil	Jun 21 Dec 22 Mar 23	Dec 22 Mar 23 Jul 23	Confidential Confidential	Two options each with an estimated duration of 100 days
VALARIS DS-12	DSME 12000	2014	BP Undisclosed	Mauritania/Senegal Angola	Apr 22 Jan 23	Dec 22 Mar 23	Confidential	Total contract value of $26.2 million
VALARIS DS-10	Samsung GF12000	2017	SNEPCo	Nigeria	Apr 22	Apr 23	Confidential	One 240-day option
VALARIS DS-9	Samsung GF12000	2015	ExxonMobil	Angola	Jul 22	Jul 24		Four 6-month options
VALARIS DS-4	Samsung 96K	2010	Petrobras	Brazil	Jul 22	Dec 23		One 6-month option
Stacked
VALARIS DS-11	DSME 12000	2013	Stacked	Spain
VALARIS DS-8	Samsung GF12000	2015	Stacked	Spain
VALARIS DS-7	Samsung 96K	2013	Stacked	Spain
Purchase Options(2)
VALARIS DS-14	DSME 12000		Under Construction	South Korea				Option to take delivery by year-end 2023. Purchase price of approx. $218 million assuming a Dec 31, 2023 delivery
VALARIS DS-13	DSME 12000		Under Construction	South Korea				Option to take delivery by year-end 2023. Purchase price of approx. $119 million assuming a Dec 31, 2023 delivery
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 31, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Semisubmersibles
VALARIS DPS-5	ENSCO 8500 Series, DP + Moored	2012	Kosmos Apache Murphy Murphy Eni	U.S. GOM U.S. GOM U.S. GOM Mexico Mexico	Mar 22 Aug 22 Sep 22 Oct 22 Dec 22	Aug 22 Sep 22 Oct 22 Dec 22 Aug 23	$313,500	Plus mobilization fee of approx. $1.2 million. Three options each with an estimated duration of 80 days
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Woodside Woodside	Australia Australia	Apr 22 Mar 23	Mar 23 Sep 24	Confidential Confidential
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Santos Undisclosed	Australia Australia	Jul 22 Oct 23	Oct 23 Aug 24
Contract suspended. During the contract suspension period, the duration of which is currently unknown, we do not expect a material impact on revenues and earnings. Three options each with an estimated duration of 90 days

Stacked
VALARIS DPS-6	ENSCO 8500 Series, DP	2012	Stacked	U.S. GOM
VALARIS DPS-3	ENSCO 8500 Series, DP + Moored	2010	Stacked	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 31, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Heavy Duty Ultra-Harsh Environment(3)
VALARIS Norway	KFELS N Class	2011	BP Centrica Storage	UK UK	May 22 Nov 22	Nov 22 Mar 23
VALARIS Stavanger	KFELS N Class	2011	Equinor	Norway	Oct 19	Nov 22
VALARIS Viking	KFELS N Class	2010	Repsol	Norway	Jun 22	Jan 23		One option with an estimated duration of 60 days
VALARIS 250	LT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 249	LT Super Gorilla	2002	OMV	New Zealand	Feb 22	Apr 23		Three options each with an estimated duration of 65 days
VALARIS 248	LT Super Gorilla	2000	Neptune	UK	Aug 20	Sep 23
VALARIS 247	LT Super Gorilla	1998	DNO	UK	May 21	Dec 22
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 31, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Heavy Duty Harsh Environment(3)
VALARIS 123	KFELS Super A	2019	Capricorn Undisclosed	UK North Sea	Jun 22 Nov 22	Sep 22 Feb 23	Confidential
VALARIS 122	KFELS Super A	2014	Shell Shell Shell	UK UK UK	Jan 20 Nov 22 Apr 23	Nov 22 Apr 23 Aug 24	Confidential Confidential	Total contract value of over $60 million
VALARIS 121	KFELS Super A	2013	Harbour Energy	UK	Jul 21	Nov 22
VALARIS 120	KFELS Super A	2013	Harbour Energy	UK	Jul 17	Jul 23
Stacked
VALARIS 102	KFELS MOD V-A	2002	Stacked	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 31, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Heavy Duty - Modern(3)
VALARIS 118	LT 240-C	2011	BP BP	Trinidad Trinidad	Oct 22 Jul 23	Jun 23 Jan 24	Confidential	Total contract value of approx. $24 million
VALARIS 117	LT 240-C	2009	Eni	Mexico	Dec 21	Dec 23
VALARIS 116	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 115	BM Pacific Class 400	2013	Mubadala Petroleum Shell	Thailand Brunei	Feb 22 Apr 23	Nov 22 Apr 27	Confidential	Total contract value of approx. $159 million
VALARIS 110	KFELS MOD V-B	2015	North Oil Company	Qatar	Oct 21	Oct 24		Two options each with an estimated duration of 1 year
VALARIS 108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Nov 18	Mar 23
VALARIS 107	KFELS MOD V-B	2006	Vermilion Oil & Gas Undisclosed Eni GB Energy Undisclosed	Australia Australia Australia Australia Australia	May 22 Aug 22 Nov 22 Feb 23 Apr 23	Aug 22 Nov 22 Feb 23 Apr 23 Jul 23	$112,000 $115,000 $118,000 $120,000	One option with an estimated duration of 20 days
VALARIS 106	KFELS MOD V-B	2005	BP BP	Indonesia Indonesia	Jan 18 Jan 23	Jan 23 Jan 24	Confidential	Eight options each with an estimated duration of 90 days
Stacked
VALARIS 111	KFELS MOD V-B	2003	Stacked	Croatia
VALARIS 109	KFELS MOD V-Super B	2008	Stacked	Namibia
VALARIS 104	KFELS MOD V-B	2002	Stacked	UAE
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 31, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Standard Duty - Modern
VALARIS 148	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Nov 19	Feb 23		Leased to ARO Drilling(4)
VALARIS 147	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Sep 19	Dec 22		Leased to ARO Drilling(4)
VALARIS 146	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 144	LT Super 116-E	2010	Undisclosed Undisclosed Talos Cantium	U.S. GOM U.S. GOM U.S. GOM U.S. GOM	May 22 Aug 22 Nov 22 Dec 22	Aug 22 Oct 22 Dec 22 Mar 23	Confidential $85,000 $80,000	Total contract value of approx. $5 million Two options each with an estimated duration of 90 days
VALARIS 143	LT Super 116-E	2010	Saudi Aramco	Saudi Arabia	Oct 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 141	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Aug 22	Aug 25	Confidential	Leased to ARO Drilling(4)
VALARIS 140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Mar 22	Mar 25		Leased to ARO Drilling(4)
VALARIS 76	LT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Jan 15	Oct 23
Stacked
VALARIS 145	LT Super 116-E	2010	Stacked	U.S. GOM
VALARIS 75	LT Super 116-C	1999	Stacked	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 31, 2022

Asset Category / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Jackups
Standard Duty - Legacy
VALARIS 92	LT 116-C	1982	Harbour Energy	UK	Feb 17	Dec 23
VALARIS 72	Hitachi K1025N	1981	Eni	UK	Jan 20	Jun 24		Planned maintenance for approx. 40 days in 4Q22
VALARIS 54	F&G L-780 Mod II-C	1982	Saudi Aramco	Saudi Arabia	Sep 14	Mar 23
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report October 31, 2022

Asset Category / Rig	Design	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Day Rate	Comments
Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	BP	U.S. GOM	Jan 17	Jan 24
Mad Dog	Deepwater Spar Drilling Rig	BP	U.S. GOM	Jan 17	Jan 24
ARO Drilling
Jackup Rigs Owned by ARO Drilling
ARO 2001	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 2003	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Feb 26
ARO 3001	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 3002	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Planned maintenance for approx. 75 days in 2Q23
ARO 3003	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
ARO 3004	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
ARO 4001	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Planned maintenance for approx. 45 days in 1Q23. 25 days in 2Q23
ARO 2005	LT 116-C	Under Construction	Saudi Arabia				Delivery expected in late 1Q23 or early 2Q23
ARO 2006	LT 116-C	Under Construction	Saudi Arabia				Delivery expected in 3Q23
Changes: bolded rig names and underlined text signify changes in rig status from previous report

(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Valaris has the right, but not the obligation, to take delivery of either or both rigs on or before December 31, 2023. Not included in Valaris' fleet count.
(3) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(4) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited
Fleet Status Report
October 31, 2022

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9
1
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4
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5
1
1
13
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1
1
1
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2
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1
1
Drillship
Semisubmersible
Jackup

Note: Includes eight jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia. Excludes nine jackup rigs owned by ARO Drilling (operating and under construction), two rigs that Valaris manages on behalf of a customer and two drillships that Valaris has the option to purchase by year-end 2023.

Valaris Limited Fleet Status Report October 31, 2022

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Total Contract Value. Total contract value is the estimated total compensation expected to be received for a contract, including the operating day rate over the estimated firm term of the contract and any non-recurring lump sum payments for items such as mobilization, reactivation and capital upgrades.

Forward-Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "likely," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding future rig day rates, including adjustments with customers; future levels of offshore drilling activity; expected utilization, day rates, revenues, operating expenses, rig commitments and availability, cash flow, contract status, terms and duration, contract backlog, capital expenditures, insurance, financing and funding; the effect, impact, potential duration and other implications of COVID-19; the offshore drilling market, including supply and demand, customer drilling programs, stacking and reactivation of rigs, effects of new and reactivated rigs on the market and effects of volatility in commodity prices; expected work commitments, awards and contracts; letters of intent; scheduled delivery dates for rigs; performance of our joint venture with Saudi Aramco; the timing of delivery, mobilization, contract commencement, availability, relocation or other movement of rigs; expected divestitures of assets; general market, business and industry conditions, trends and outlook; general political conditions, including political tensions, conflicts and war (such as the ongoing conflict in Ukraine); future operations; increasing regulatory complexity; and expense management. The forward-looking statements contained in this press release are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, which may, among other things, impact our ability to staff rigs and rotate crews; cancellation, suspension, renegotiation or termination of drilling contracts and programs, including drilling contracts which grant the customer termination rights if final investment decision (FID) is not received with respect to projects for which the drilling rig is contracted; potential additional asset impairments; failure to satisfy our debt obligations; our ability to obtain financing, service our debt, fund capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; the effects of our emergence from bankruptcy on the Company's business, relationships, comparability of our financial results and ability to access financing sources; actions by regulatory authorities, or other third parties; actions by our security holders; commodity price fluctuations and volatility, customer demand, new rig supply, downtime and other risks associated with offshore rig operations; severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; consumer preferences for alternative fuels; increased scrutiny of our Environmental, Social and Governance ("ESG") practices and reporting responsibilities; changes in customer strategy; governmental action, civil unrest and political and economic uncertainties; the COVID-19 outbreak and the related public health measures implemented by governments worldwide, terrorism, piracy and military action; risks inherent to shipyard rig reactivation, upgrade, repair, maintenance or enhancement; our ability to enter into, and the terms of, future drilling contracts; suitability of rigs for future contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and cybersecurity risks and threats. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, which is available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements, except as required by law.